# Prudential Bancorp, Inc.

**Annual Shareholder Meeting**
**(NASDAQ: PBIP)**
**February 20, 2019**

Prudential

# Disclaimer

*This presentation may contain certain forward-looking statements, including statements about the financial condition, results of operations and earnings outlook for Prudential Bancorp, Inc. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed periodically with the Securities and Exchange Commission describe some of these factors, including general economic conditions, changes in interest rates, deposit flows, the cost of funds, changes in credit quality and interest rate risks associated with the Company's business and operations. Other factors described include changes in the quality or composition of our loan, investment and mortgage-backed securities portfolio, changes in competition, fiscal and monetary policies, legislation and regulatory changes, geographic concentration of the Company's business; fluctuations in real estate values, the adequacy of loan loss reserves, the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired, changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and fees.*

*Investors are encouraged to access the Company's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company at www.psbanker.com under the Investor Relations menu. We undertake no obligation to update any forward-looking statements.*

# Prudential Bancorp, Inc. Overview

Prudential

- Prudential Bancorp, Inc. ("the Company") is the holding company for Prudential Bank ("the Bank").

- The Bank operates out of its main office in Philadelphia, Pennsylvania, its executive offices in Huntingdon Valley, Montgomery County, Pennsylvania as well as nine additional full-service branch offices, seven of which are in Philadelphia, one is in Huntingdon Valley, Montgomery County and one is in Drexel Hill, Delaware County.

- We are a community-oriented savings bank with roots in Philadelphia dating back to 1886.

Source: SNL Financial

# Prudential Bank Branch Listings

Prudential



Harleysville
Montgomeryville
Warrington
Newtown
Lower Makefield Township
Ewing
Lansdale
Skippack
Richboro
Gwynedd
Warminster
Fairless Hills
Horsham
Trooper
Plymouth Township
Ambler
Willow Grove
Feasterville
Levittown
Norristown
Whitemarsh
Abington
Bensalem
King of Prussia
Conshohocken
Glenside
Bristol
Croydon
Cheltenham
Edgewater Park
Radnor
Willingboro
Newtown Square
Ardmore
Merion Station
Cinnaminson
Marple
Havertown
Moorestown
Drexel Hill
Philadelphia
Maple Shade
Springfield
Camden
Cherry Hill
Media
Folsom
Gloucester City
Marlton
Ridley Park
Bellmawr
Chester
Voorhees
Paulsboro
Woodbury
Stratford
Blackwood
Lindenwold
Mantua
Pine Hill
Berlin
Fairview
Swedesboro
PBIP (10)

| Address |
|---|
| 1834 W Oregon Ave, Philadelphia, PA 19145 |
| 2646 E Allegheny Ave, Philadelphia, PA 19134 |
| 3993 Huntingdon Pike, Huntingdon Valley, PA 19006 |
| 1722 S Broad St, Philadelphia, PA 19145 |
| 238A Moore St, Philadelphia, PA 19148 |
| 2133 Spring Garden St, Philadelphia, PA 19130 |
| 1270 Township Line Rd, Drexel Hill, PA 19026 |
| 8000 Frankford Ave, Philadelphia, PA 19136 |
| 1500 JFK Blvd, Philadelphia, PA 19103 |
| 4800 Richmond St, Philadelphia, PA 19137 |

Source: SNL Financial

# *2018 Fiscal Year[1] Highlights*

Prudential

- Significant growth in core earnings with the Company recording $8.8 million in core earnings and $7.1 million in GAAP earnings, compared to $5.8 million in core earnings and $2.8 million in GAAP earnings for fiscal 2017 [2]
- Non-interest expense as a percentage of average assets declined to 1.60% in fiscal 2018 from 2.10% in fiscal 2017
- Net loans at September 30, 2018 increased $31.6 million, or 5.5%, from the level at September 30, 2017
- Total deposits at September 30, 2018 increased $148.3 million, or 23.3%, from the level at September 30, 2017
- Payment of four quarterly cash dividends aggregating $0.20 per share of common stock and two special cash dividends aggregating an additional $0.50 per share of common stock

(1) September 30 concludes PBIP's Fiscal Year
(2) Core earnings is a non-GAAP measures.
See reconciliation of non-GAAP measures in slide 10.
Source: Company Documents

Prudential Bancorp, Inc.

# *Loan Portfolio Composition*

Prudential



Construction & Land Development 22%
Commercial & Other Loans 1%
Consumer Loans 0%
One-to-four family residential 54%
Commercial real estate 20%
Multi-family residential 3%



Commercial & Other Loans 4%
Consumer Loans 0%
Construction & Land Development 24%
One-to-four family residential 49%
Commercial real estate 18%
Multi-family residential 5%

| | |
|---|---|
| **Total Loans[1]: $652,607,000** | **Total Loans[1]: $665,391,000** |
| **9/30/2017** | **9/30/2018** |

(1) Includes undisbursed portion of loans in process and deferred loan costs
Source: Company Documents

# *Investment Portfolio Composition*

Prudential



Corporate Debt Securities 14%
Gov't & Agencies 24%
MBS - US Gov't Agencies 53%
State & Political Subdivisions 9%

**Portfolio Value: $239,686,000**

9/30/2017



Corporate Debt Securities 20%
Gov't & Agencies 15%
MBS - US Gov't Agencies 53%
State & Political Subdivisions 12%

**Portfolio Value: $366,039,000**

9/30/2018

Source: Company Documents
Note: Portfolio book value shown

Prudential Bancorp, Inc.

# Nonperforming Asset Detail

Prudential

| Period Ended<br>*(Dollars in Thousands)* | FY 2014 | FY 2015 | FY 2016 | FY 2017 | FY 2018 |
|---|---|---|---|---|---|
| **Non-accrual Loans** | | | | | |
| 1-4 Family Loans | $ 5,002 | $ 3,547 | $ 4,244 | $ 5,107 | $ 3,012 |
| Comm & Multifamily Real Estate Loans | 877 | 1,589 | 1,346 | 1,566 | 1,627 |
| Total Real Estate Loans | 5,879 | 5,136 | 5,590 | 6,673 | 4,639 |
| Construction/Development Loans | - | 8,796 | 10,288 | 8,724 | 8,750 |
| Total Consumer Loans | - | - | - | - | - |
| Commercial Loans | - | - | - | - | - |
| Other Loans | - | - | - | - | - |
| Total Non-accrual Loans | 5,879 | 13,932 (1) | 15,878 (1) | 15,397 (1) | 13,389 (1) |
| Real Estate Owned | 360 | 869 | 581 | 192 | 1,026 |
| Total Non-performing Assets | 6,239 | 14,801 | 16,459 | 15,589 | 14,415 |

(1) Includes one borrowing relationship aggregating $10.3 million, $12.3 million, $10.7 million and $10.6 million for FY 2015, 2016, 2017 and 2018, respectively.
Source: Company Documents

Prudential Bancorp, Inc.

# Summary Balance Sheet Comparison

Prudential

| Period Ended<br>*(Dollars in Thousands, except per share data)* | FY 2015 | FY 2016 | FY 2017 | FY 2018 |
|---|---|---|---|---|
| Total Assets | $487,189 | $559,480 | $899,540 | $1,081,170 |
| Cash and Cash Equivalents | 11,272 | 12,440 | 27,903 | 48,171 |
| Investments | | | | |
| Held-to-maturity | 66,384 | 39,971 | 61,284 | 59,852 |
| Available-for-sale | 77,483 | 138,694 | 178,402 | 306,187 |
| Other | 369 | 2,463 | 6,002 | 7,585 |
| Loans Receivable, Net | 312,633 | 344,948 | 571,343 | 602,932 |
| Deposits | 365,074 | 389,201 | 635,982 | 784,258 |
| FHLB Advances | - | 50,638 | 114,318 | 154,683 |
| Stockholders' Equity | 117,001 | 114,002 | 136,179 | 128,409 |
| Loans/Deposits | 86.4% | 89.5% | 90.5% | 77.5% |
| **Capital Ratios:** | | | | |
| Tier 1 Risk-Based Ratio | 50.63% | 38.57% | 23.94% | 19.74% |
| Risk-based Capital Ratio | 51.98% | 39.70% | 24.83% | 20.58% |
| Leverage Ratio | 23.73% | 20.41% | 14.81% | 12.51% |
| Tangible Book Value per Share [1] | $13.85 | $14.17 | $14.36 | $13.55 |

Dollars in thousands except per share data
(1) Tangible Book Value per Share is a non-GAAP measures. See reconciliation of non-GAAP measures on slide 10.
The Company had no intangible assets for the 2015 and 2016 fiscal years thus Tangible Book Value equaled Book Value.
Source: Company Documents

Prudential Bancorp, Inc.

# Summary Income Statement Comparison

Prudential

| Period Ended<br>*(Dollars in Thousands, Except Per Share Data)* | FY 2015 | FY 2016 | FY 2017 | FY 2018 |
|---|---|---|---|---|
| Total Interest Income | $16,680 | $17,483 | $26,343 | $34,851 |
| Total Interest Expense | 3,430 | 3,326 | 5,266 | 10,137 |
| Net Interest Income | 13,250 | 14,157 | 21,077 | 24,714 |
| Provision | 735 | 225 | 2,990 | 810 |
| Total Non-interest Income | 3,008 | 1,337 | 2,198 | 2,500 |
| Total Non-interest Expense | 13,175 | 11,290 | 16,566 | 15,639 |
| Income Before Income Taxes | 2,348 | 3,979 | 3,719 | 10,765 |
| Income Taxes | 116 | 1,259 | 941 | 3,701 |
| Net Income | 2,232 | 2,720 | 2,778 | 7,064 |
| Dividends Per Share | $0.27 | $0.12 | $0.12 | $0.70 |
| Diluted Earnings Per Share | $0.27 | $0.36 | $0.32 | $0.78 |
| Return on Average Assets | 0.58% | 0.51% | 0.35% | 0.72% |
| Return on Average Equity | 2.37% | 2.36% | 2.16% | 5.45% |
| Efficiency Ratio [(1)] | 81.04% | 72.87% | 71.18% | 57.47% |

(1) Calculated by dividing non-interest expense by the sum of net interest income and non-interest income

Source: Company Documents

Prudential Bancorp, Inc.

Prudential Bancorp, Inc.

# Year Over Year Core Earnings Comparison*

Prudential

| **Core Earnings** *(Dollars in Thousands, except per share data)* | Year Ended September 30, 2017 | 2018 |
|---|---|---|
| GAAP Income Before Income Taxes | $3,719 | $10,765 |
| Income Tax Expense | 941 | 3,701 |
| Net Income (GAAP) | $2,778 | $7,064 |
| One-time Write-down of Deferred Tax Assets | -- | 1,756 |
| One-time Merger Related Expenses (Net of Tax) | 1,730 | -- |
| One-time Severance Expense (Net of Tax) | -- | -- |
| One-time Charge-off (Net of Tax) | 1,280 | -- |
| Core Income (Non-GAAP) | $5,788 | $8,820 |

| **Tangible Book Value** : | As of September 30, 2017 | | As of September 30, 2018 | |
|---|---|---|---|---|
| | Book Value | Tangible Book Value | Book Value | Tangible Book Value |
| Total stockholders' equity | $136,179 | $136,179 | $128,409 | $128,409 |
| Less intangible assets: | | | | |
| Goodwill | -- | 6,102 | -- | 6,102 |
| Core deposit intangible | -- | 709 | -- | 571 |
| Total intangibles | -- | 6,811 | -- | 6,673 |
| Adjusted stockholders' equity | $136,179 | $129,368 | $128,409 | $121,736 |
| Shares of common stock outstanding | 9,008,125 | 9,008,125 | 8,987,356 | 8,987,356 |
| Adjusted book value per share | $15.12 | $14.36 | $14.29 | $13.55 |

(There were no intangible assets prior to 2017 and thus Tangible Book Value = Book Value for those periods)

* Note: Core Income is a Non-GAAP measure. The Company's management believes that the supplemental non-GAAP information provided is utilized by market analysts and others to evaluate a company's financial condition and, therefore, that such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures presented by other companies

Source: Company Documents

PB Prudential Bancorp, Inc.

# *Stock Price Performance Since Second-Step IPO*

Prudential



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
10/10/13
4/10/14
10/10/14
4/10/15
10/10/15
4/10/16
10/10/16
4/10/17
10/10/17
4/10/18
10/10/18
2/8/19
$18.01
PBIP (+80.1%)
SNL Thrift Index (+31.4%)

Note: Market data as of 2/8/2019
Source: SNL Financial

# Comparison Summary of Q1 Fiscal 2018 and Q1 Fiscal 2019

Prudential

**Selected Operating Data:**
**(Unaudited)**

| | Three Months Ended | |
|---|---|---|
| | **Dec. 31, 2017** | **Dec. 31, 2018** |
| | *(Dollars in thousands, except per share data)* | |
| Total Interest Income | $8,036 | $10,001 |
| Total Interest Expense * | 1,900 | 3,986 |
| Net Interest Income | $6,136 | $6,015 |
| Provision for Loan Losses | 210 | - |
| Total Non-interest Income | 415 | 380 |
| Total Non-interest Expense | 4,043 | 3,992 |
| Income Before Taxes | $2,298 | $2,403 |
| Income Taxes | 2,264 | 429 |
| Net Income | $34 | $1,974 |
| Dividends Per Share | $0.20 | $0.05 |
| Diluted Earnings Per Share | $0.00 | $0.22 |

* Increase due to Deferred Tax Asset write-down as a result of the enactment of the Tax Cut and Jobs Act of 2017
Source: Company Documents

Prudential Bancorp, Inc.

# Year Over Year Core Earnings Comparison*

Prudential

| Period Ended | Three Months Ended December 31, | | | |
|---|---|---|---|---|
| *(Dollars in thousands, except per share data)* | | 2017 | | 2018 |
| GAAP Income Before Income Taxes | | $2,298 | | $2,403 |
| Income Tax Expense | | 2,264 | | 429 |
| Net Income (GAAP) | | $34 | | $1,974 |
| One-time Write-Down of Deferred Tax Assets | | 1,756 | | - |
| Core Income (Non-GAAP) | | $1,790 | | $1,974 |
| Diluted Earnings Per Share | $ | 0.00 | $ | 0.22 |
| Core Earnings Per Share (Non-GAAP) | $ | 0.20 | $ | 0.22 |

* Note: Core Income is a Non-GAAP measure. The Company's management believes that the supplemental non-GAAP information provided is utilized by market analysts and others to evaluate a company's financial condition and, therefore, that such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures presented by other companies
Source: Company Documents

Prudential Bancorp, Inc.

Prudential

*Thank you for your attendance today!*